Exhibit 99.17(a)

PROXY CARD

CREDIT SUISSE TRUST

International Equity Flex I Portfolio

SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) J. Kevin Gao and Karen Regan, or any one of them, attorneys, with full power of substitution, to vote all shares of the International Equity Flex I Portfolio of Credit Suisse Trust (the “Fund”), as indicated below, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Credit Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York, 10010, on November 12, 2009 at 3:00 p.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Combined Proxy Statement/Prospectus for the Fund as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus is hereby acknowledged.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If in a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

PLEASE FOLD HERE - DO NOT TEAR

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. Please refer to the Combined Proxy Statement/Prospectus for a discussion of the proposal.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL RELATING TO YOUR ACQUIRED PORTFOLIO.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

	FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization (the “Agreement”) relating to the International Equity Flex I Portfolio (the “Acquired Portfolio”) providing that (i) the Acquired Portfolio would transfer to Credit Suisse Trust – International Equity Flex III Portfolio (the “Acquiring Portfolio”), also a series of the Trust, all of its assets in exchange for shares of the Acquiring Portfolio and the assumption by the Acquiring Portfolio of the Acquired Portfolio’s liabilities, (ii) such shares of the Acquiring Portfolio would be distributed to shareholders of the Acquired Portfolio in liquidation of the Acquired Portfolio, and (iii) the Acquired Portfolio would subsequently be terminated as a series of the Trust

	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

Thank you for taking the time to vote your shares.

“Scanner Bar Code”

TAG ID:	CUSIP:

PROXY CARD

CREDIT SUISSE TRUST

International Equity Flex II Portfolio

SPECIAL MEETING OF SHAREHOLDERS ON NOVEMBER 12, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) J. Kevin Gao and Karen Regan, or any one of them, attorneys, with full  power of substitution, to vote all shares of the International Equity Flex II Portfolio of Credit Suisse Trust (the “Fund”), as indicated  below, which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Fund to be held at the offices of Credit  Suisse Asset Management, LLC, located at Eleven Madison Avenue, New York, New York, 10010, on November 12, 2009 at 3:00  p.m., Eastern Time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Combined Proxy Statement/Prospectus for the Fund as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Proxy Statement/Prospectus is hereby acknowledged.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer. If in a partnership, please sign in partnership name by authorized person.

Signature	Date

Signature (if held jointly)	Date

Title if a corporation, partnership or other entity

 PLEASE FOLD HERE - DO NOT TEAR

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. Please refer to the Combined Proxy Statement/Prospectus for a discussion of the proposal.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL RELATING TO YOUR ACQUIRED PORTFOLIO.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

	FOR	AGAINST	ABSTAIN
1.

To approve an Agreement and Plan of Reorganization (the “Agreement”) relating to the  International Equity Flex II Portfolio (the “Acquired Portfolio”) providing that (i) the Acquired Portfolio would  transfer to Credit Suisse Trust – International Equity Flex III Portfolio (the “Acquiring  Portfolio”), also a series of the Trust, all of its assets in exchange for shares of the  Acquiring Portfolio and the assumption by the Acquiring Portfolio of the Acquired  Portfolio’s liabilities, (ii) such shares of the Acquiring Portfolio would be distributed to  shareholders of the Acquired Portfolio in liquidation of the Acquired Portfolio, and (iii)  the Acquired Portfolio would subsequently be terminated as a series of the Trust

	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournment or adjournments thereof.

Thank you for taking the time to vote your shares.

“Scanner Bar Code”

TAG ID:	CUSIP: